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                                                                   EXHIBIT 10.59

                 THIRD AMENDMENT TO FOURTH AMENDED AND RESTATED
               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

          This third Amendment to Fourth Amended and Restated Revolving Credit, Term Loan and Security Agreement (the "Amendment") is made this 1/st/ day of August, 2003, by and among WinCup Holdings, Inc., Radnor Chemical Corporation, StyroChem U.S., Ltd., Radnor Holdings Corporation, Radnor Delaware II, Inc., StyroChem Delaware, Inc., WinCup Texas, Ltd., StyroChem GP, L.L.C., StyroChem LP, L.L.C., WinCup GP, L.L.C., and WinCup LP, L.L.C. (each individually a "Borrower" and collectively, "Borrowers"), and PNC Bank, National Association ("PNC"), as Lead Arranger and Administrative Agent, Fleet Capital Corporation ("Fleet"), as Documentation Agent and Lenders (defined below).

                                   BACKGROUND

          A. On December 26, 2001, Borrowers, the financial institutions which are now or which hereafter become a party hereto (individually, a "Lender" and collectively, the "Lenders"), and PNC, as agent for Lenders (PNC in such capacity, the "Agent") entered into a certain Fourth Amended and Restated Revolving Credit and Security Agreement (as amended, modified, renewed, extended, replaced or substituted from time to time, the "Loan Agreement") to reflect certain financing arrangements between the parties thereto. The Loan Agreement and all other documents executed in connection therewith are collectively referred to as the "Existing Financing Agreements." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement. In the case of a direct conflict between the provisions of the Loan Agreement and the provisions of this Amendment, the provisions hereof shall prevail.

          B. Borrowers and Agent modified certain definitions, terms and conditions contained in the Loan Agreement pursuant to that (i) certain First Amendment to Revolving Credit and Security Agreement dated February 4, 2002 to facilitate the execution of a Commitment Transfer Supplement by and between Lenders and Fleet Capital Corporation, (ii) certain Letter Agreement, dated as of March 21, 2002, among Borrowers, Agent and Lenders, and (iii) certain Second Amendment to Revolving Credit and Security Agreement dated March 5, 2003.

          C. The Borrowers have requested and the Agent has agreed to modify certain definitions, terms and conditions in the Loan Agreement as provided herein.

          D. The parties have agreed, subject to the terms and conditions of this Amendment, to modify and amend the Existing Financing Agreements.

     NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

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     1. Section I of the Loan Agreement shall be amended as follows:

          (a) There shall be added to Section I of the Loan Agreement the following definitions:

               "Stone Mountain Availability" shall mean seventy percent (70%) of the fair market value of the Stone Mountain Property as set forth in the Stone Mountain Appraisal during the period from the date of this Amendment through January 31, 2004; provided that, the Stone Mountain Availability shall be (x) reduced by any proceeds received by Borrowers from the sale outside the ordinary course of any of Borrowers' business assets and (y) terminated upon the earlier of a refinancing of the Stone Mountain Property or January 31, 2004.

               "Stone Mountain Mortgage" shall mean the mortgage on the Stone Mountain Property together with all extensions, renewals amendments, supplements, modifications, substitutions and replacements thereto and thereof.

               "Stone Mountain Property" shall mean that certain real property owned by WinCup Holdings, Inc. generally known as 4600, 4616, 4640 and 4680 Lewis Road, Stone Mountain, DeKalb County, Georgia 30083, as more particularly described in the Stone Mountain Mortgage.

               "Stone Mountain Property Appraisal" shall mean that certain appraisal of the Stone Mountain Property prepared by Cushman and Wakefield and dated February 7, 2003 and February 12, 2003.

          (a) The following definitions shall be deleted in their entirety and replaced as follows:

          "Applicable Margin" for any period shall be determined by the Fixed Charge Coverage Ratio of Radnor on a Consolidated Basis calculated for the most recent fiscal quarter with respect to the four fiscal quarters then ended (except calculated for the quarters ended September 30, 2003, December 31, 2003 and March 31, 2004 as set forth in Section 6.5 hereof) which shall be increased or decreased from time to time, as the case may be, so long as no Default or Event of Default shall have occurred and be continuing, as of the first day of each fiscal quarter following the fiscal quarter reported upon in the financial statements delivered pursuant to Sections 9.7 and 9.8 hereof. The Applicable Margin with respect to Eurodollar Rate Loans shall be the percentage set forth below as corresponds to the applicable ratio set forth below:

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          Fixed Charge Coverage Ratio       Revolving          Term Loan
          ---------------------------       Advances           Eurodollar
                                            Eurodollar         Rate Margin
                                            Rate Margin        -----------
                                            -----------

          Less than 1.15:1                  2.75%              3.00%
          1.15:1 to 1.49:1                  2.50%              2.75%
          1.50:1 to 1.74:1                  2.25%              2.50%
          1.75:1 or greater                 2.00%              2.25%

               "Collateral" shall mean and include:

                    (a) all Receivables;

                    (b) all Equipment (excluding Equipment as set forth in Schedule 1.1);

                    (c) all General Intangibles;

                    (d) all Inventory;

                    (e) all Investment Property (excluding the stock or other ownership interests of any Subsidiary of Radnor or any other Borrower);

                    (f) all Mortgaged Property and the Stone Mountain Property;

                    (g) all of each Borrower's right, title and interest in and to (i) its respective goods and other property including, but not limited to, all merchandise returned or rejected by Customers, relating to or securing any of the Receivables;
                    (ii) all of each Borrower's rights as a consignor, a consignee, an unpaid vendor, mechanic, artisan, or other lienor, including stoppage in transit, setoff, detinue, replevin, reclamation and repurchase; (iii) all additional amounts due to any Borrower from any Customer relating to the Receivables; (iv) other property, including warranty claims, relating to any goods securing this Agreement; (v) all of each Borrower's contract rights, rights of payment which have been earned under a contract right, instruments (including promissory notes), documents, chattel paper (including electronic chattel paper), warehouse receipts, deposit accounts, letters of credit, and money; (vi) all commercial tort claims (whether now existing or hereafter arising); and (vii) if and when obtained by any Borrower, all real and personal property of third parties in which such Borrower has been granted a lien or security interest as security for the payment or enforcement of Receivables;

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                    (h) all of each Borrower's ledger sheets, ledger cards,
                    files, correspondence, records, books of account, business papers, computers, computer software (owned by any Borrower or in which it has an interest), computer programs, tapes, disks and documents relating to (a), (b), (c), (d), (e), (f) or (g) of this Paragraph; and

                    (i) all proceeds and products of (a), (b), (c), (d), (e),
                    (f), (g) or (h) in whatever form, including, but not limited to: cash, deposit accounts (whether or not comprised solely of proceeds), certificates of deposit, insurance proceeds (including hazard, flood and credit insurance), negotiable instruments and other instruments for the payment of money, chattel paper, security agreements, documents, eminent domain proceeds, condemnation proceeds and tort claim proceeds.

     2.   Section II of the Loan Agreement shall be amended as follows:

          (a) Section 2.1(a) shall be deleted in its entirety and replaced as follows:

               2.1  Revolving Advances.

                    (a) Subject to the terms and conditions set forth in this Agreement, including, without limitation, Section 2.1(b), each Lender, severally and not jointly, agrees to make Revolving Advances to Borrowers in accordance with the procedures provided for herein in an aggregate amount outstanding at any time not greater than such Lender's Commitment Percentage of the Borrowing Base (as defined below) minus the undrawn or unreimbursed amount of outstanding Letters of Credit unless Borrowers have deposited with Agent cash collateral in such amounts and in accordance with Section 3.2. For purposes hereof, "Borrowing Base" shall mean the lesser of (x) the Maximum Revolving Advance Amount or (y) the sum of:

                    (i) up to 85%, subject to the provisions of Section 2.1(b) hereof ("Receivables Advance Rate"), of Eligible Receivables, plus

                    (ii) the lesser of (x) $1,000,000 or (y) up to 85%, subject to the provisions of 2.1(b) hereof ("Canadian Receivables Advance Rate"), of Eligible Canadian Receivables, plus

                    (iii) the lesser of (x) $25,000,000 or (y) up to 60%, subject to the provisions of Section 2.1(b) hereof ("Inventory Advance Rate"), of Eligible Inventory of Borrowers (the Receivables Advance Rate, the Canadian Receivables Advance Rate and the Inventory Advance Rate shall be referred to, collectively, as the "Advance Rates"), plus,

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                    (iv) the Stone Mountain Availability, minus,

                    (v) such reserves as Agent may, in a commercially reasonable manner, reasonably deem proper and necessary.

               The amount derived from the sum of Sections 2.1(a)(y)(i), (ii),
               (iii) and (iv) minus (v) at any time and from time to time shall be referred to as the "Formula Amount". The Revolving Advances shall be evidenced by one or more secured promissory notes (collectively, the "Revolving Credit Note") substantially in the form attached hereto as Exhibit 2.1(a).

     3.   Section VI of the Loan Agreement shall be amended as follows:

          (a) Section 6.5 of the Loan Agreement shall be deleted in its entirety and replaced as follows:

               6.5. Fixed Charge Coverage Ratio for Radnor on a Consolidated Basis. Cause to be maintained a Fixed Charge Coverage Ratio for Radnor on a Consolidated Basis to be calculated at the end of each fiscal quarter based the most recent four quarters for the quarter ended June 30, 2003, based on a single quarter for the quarter ended September 30, 2003, based on two quarters for the quarter ended December 31, 2003, based on three quarters for the quarter ended March 31, 2004 and thereafter based on the most recent four fiscal quarters then ended (for purposes of calculating the Fixed Charge Coverage Ratio for quarters ending on or before June 30, 2004, the amount of interest expense attributable to the Senior Notes and the Second Senior Notes shall be equal to one-quarter of the annual interest expense for each quarter included in the test period) equal to or greater than the amounts set forth below for the periods set forth below:

                   Period                            Fixed Charge Coverage Ratio
                   ------                            ---------------------------

                   June 30, 2003                              0.70 to 1;
                   September 30, 2003                         0.90 to 1;
                   December 31, 2003                          1.10 to 1;
                   March 31, 2004                             1.00 to 1;
                   June 30, 2004                              1.05 to 1; and
                   September 30, 2004 and thereafter          1.15 to 1.

          (b) Section 6.6 shall be deleted in its entirety and replaced as follows:

               6.6. Funded Debt to EBITDA Ratio. Cause to be maintained a Funded Debt to EBITDA Ratio for Radnor on a Consolidated Basis to be calculated at the end of each fiscal quarter based on a single quarter for the quarter ended September 30, 2003, based on two quarters for the quarter ended December 31, 2003, based on three quarters for the quarter ended March 31, 2004 and thereafter based on the most recent four fiscal quarters then ended (using an annualized calculation of EBITDA for quarters

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               ending on or before June 30, 2004) not greater than the amounts set forth below for the periods set forth below:

                    Period                                      Funded Debt to
                    ------                                      --------------
                                                                EBITDA Ratio
                                                                ------------
                    June 30, 2003                               6.60 to 1;
                    September 30, 2003                          6.00 to 1;
                    December 31, 2003                           5.00 to 1;
                    March 31, 2004                              5.50 to 1;
                    June 30, 2004                               5.25 to 1;
                    September 30, 2004 and
                    December 31, 2004                           4.50 to 1;
                    March 31, 2005 and each
                    quarter through September 30, 2005          4.25 to 1; and
                    December 31, 2005 and each
                    quarter thereafter                          3.75 to 1.

     4.   Section 7 of the Loan Agreement shall be amended as follows:

     5. (a) Section 7.2 shall be deleted in its entirety and replaced as follows:

               7.2 Creation of Liens. Create or suffer to exist any Lien or transfer upon or against any of its property or assets now owned or hereafter acquired, except Permitted Encumbrances and except that notwithstanding Section 7.8 hereof and this Section 7.2, WinCup shall be permitted to refinance the Stone Mountain Property and may place a Lien on the Stone Mountain Property to secure such refinancing indebtedness. The Agent and the Lenders agree to release the Stone Mountain Mortgage at the time of such refinancing; provided that, the Stone Mountain Availability is terminated upon such release and no Event of Default exists.

     6.   Representations and Warranties. Each Borrower hereby:

          (a) reaffirms all representations and warranties made to Agent and Lenders under the Agreement and all of the other Existing Financing Agreements and confirms that all are true and correct as of the date hereof;

          (b) reaffirms all of the covenants contained in the Agreement and covenants to abide thereby until all Advances, Obligations and other liabilities of Borrowers to Agent and Lenders, of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders;

          (c) represents and warrants that no Default or Event of Default has occurred and is continuing under any of the Existing Financing Agreements, other than financial covenant defaults which have been cured by this Amendment;

          (d) represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary corporate action and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its Articles of Incorporation and By-laws or of any contract or agreement to which it is a party or by which any of its properties are bound; and

          (e) represents and warrants that this Amendment and all assignments, instruments, documents, and agreements executed and delivered in connection herewith, are valid, binding and enforceable in accordance with their respective terms.

     7. Effectiveness Conditions. This Amendment shall be effective upon satisfaction and completion of the following conditions (all documents to be in form and substance satisfactory to Agent and Agent's counsel):

          (a) Agent shall have received an executed original of the Stone Mountain Mortgage in recordable form;

          (b) Agent shall have received not later than 20 days after the date of this Amendment a fully paid mortgagee title insurance policy (or binding commitment to issue a title insurance policy, marked to Agent's satisfaction to evidence the form of such policy to be delivered with respect to the Stone Mountain Mortgage), in standard ALTA form, issued by a title insurance company satisfactory to Agent, in an amount equal to not less than the fair market value of the Stone Mountain Property, insuring that the Stone Mountain Mortgage creates a valid Lien on the Stone Mountain Property, with no exceptions which Agent shall not have approved in writing and no survey exceptions, and failure of Agent of Agent to receive such policy or commitment shall be an Event of Default; and

          (c) Agent shall have received on or before the date of this Amendment all fees which are payable to Agent or to the Lenders as required by the Loan Agreement, this Amendment or any fee letter entered into by Borrowers and Agent.

     8. Further Assurances and Affirmative Covenant. Each Borrower hereby agrees to take all such actions and to execute and/or deliver to Agent and Lenders all such documents, assignments, financing statements and other documents, as Agent and Lenders may reasonably require from time to time, to effectuate and implement the purposes of this Amendment.

     9. Payment of Expenses. Borrowers shall pay or reimburse Agent and Lenders for its reasonable attorneys' fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

     10. Reaffirmation of Loan Agreement. Except as modified by the terms hereof, all of the terms and conditions of the Loan Agreement, as amended, and all other of the Existing Financing Agreements are hereby reaffirmed and shall continue in full force and effect as therein written.

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

     11.  Miscellaneous.

          (a) Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary.

          (b) Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

          (c) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

          (d) Governing Law. The terms and conditions of this Amendment shall be governed by the laws of the Commonwealth of Pennsylvania.

          (e) Counterparts. This Amendment may be executed in any number of counterparts and by facsimile, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                    [SIGNATURES TO FOLLOW ON SEPARATE PAGES]

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

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                           WINCUP HOLDINGS, INC.


                           By:  /s/ Michael V. Valenza
                               --------------------------------------
                           Michael V. Valenza, Senior Vice President


                           RADNOR CHEMICAL CORPORATION


                           By:  /s/ Michael V. Valenza
                               -------------------------------------------------
                           Michael V. Valenza, President


                           STYROCHEM U.S., LTD.
                           By: StyroChem GP, LLC, its General Partner
                           By: Radnor Chemical Corporation, its Sole Member


                           By:  /s/ Michael V. Valenza
                               -------------------------------------------------
                           Michael V. Valenza, President


                           RADNOR HOLDINGS CORPORATION


                           By:  /s/ Michael V. Valenza
                                ------------------------------------------------
                           Michael V. Valenza, Sr. Vice President


                           RADNOR DELAWARE II, INC.


                           By:  /s/ Michael V. Valenza
                               -------------------------------------------------
                           Michael V. Valenza, President


                           STYROCHEM DELAWARE, INC.


                           By:  /s/ Michael V. Valenza
                               -------------------------------------------------
                           Michael V. Valenza, President

                      Signature Page to Third Amendment to
 Fourth Amended and Restated Revolving Credit, Term Loan and Security Agreement

                            WINCUP TEXAS, LTD.

                            By: WinCup GP, LLC, its General Partner
                               By: WinCup Holdings, Inc., its Sole Member


                            By:  /s/ Michael V. Valenza
                                ------------------------------------------------
                            Michael V. Valenza, Sr. Vice President



                            STYROCHEM GP, L.L.C.
                            By: Radnor Chemical Corporation, its Sole Member


                            By:  /s/ Michael V. Valenza
                                ------------------------------------------------
                            Michael V. Valenza, President



                            STYROCHEM LP, L.L.C.
                            By: Radnor Chemical Corporation, its Sole Member


                            By:  /s/ Michael V. Valenza
                                ------------------------------------------------
                            Michael V. Valenza, President



                            WINCUP GP, L.L.C.
                            By: WinCup Holdings, Inc. its Sole Member


                            By:  /s/ Michael V. Valenza
                                ------------------------------------------------
                            Michael V. Valenza, Sr. Vice President



                            WINCUP LP, L.L.C.
                            By: WinCup Holdings, Inc. its Sole Member


                            By:  /s/ Michael V. Valenza
                                ------------------------------------------------
                            Michael V. Valenza, Sr. Vice President

                      Signature Page to Third Amendment to
 Fourth Amended and Restated Revolving Credit, Term Loan and Security Agreement

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                                  Agents:
                                  PNC BANK, NATIONAL ASSOCIATION,
                                  as Agent


                                  By: /s/ Janeann Fehrle, VP
                                      ------------------------------------------
                                      Janeann Fehrle, Vice President


                                  PNC BANK, NATIONAL ASSOCIATION,
                                  as Lead Arranger and Administrative Agent


                                  By: /s/ Janeann Fehrle, VP
                                      ------------------------------------------
                                      Janeann Fehrle, Vice President


                                  FLEET CAPITAL CORPORATION,
                                  as Documentation Agent


                                  By: /s/ Robert Anehundia
                                      ---------------------------------


                                  Lenders:

                                  PNC BANK, NATIONAL ASSOCIATION,
                                  as Lender


                                  By: /s/ Janeann Fehrle, VP
                                      ------------------------------------------
                                      Janeann Fehrle, Vice President
                                  Commitment Percentage: 33.3333%


                                  FLEET CAPITAL CORPORATION, as Lender


                                  By: /s/ Robert Anehundia
                                      ---------------------------------
                                      Robert Anehundia, Vice President
                                  Commitment Percentage: 27.7777%

                      Signature Page to Third Amendment to
 Fourth Amended and Restated Revolving Credit, Term Loan and Security Agreement

                                  LASALLE BUSINESS CREDIT, LLC,
                                  as Lender


                                  By: /s/ Ellen T. Cook
                                      ----------------------------------
                                      Ellen T. Cook/ Vice President
                                  Commitment Percentage: 27.7777%


                                  FIFTH THIRD BANK,
                                  as Lender


                                  By: /s/ Steven M. Kuhn
                                      ----------------------------------
                                      Steven M. Kuhn VP
                                  Commitment Percentage: 11.1111%

                      Signature Page to Third Amendment to
 Fourth Amended and Restated Revolving Credit, Term Loan and Security Agreement